EXHIBIT 99.1

ALLIANCE CAPITAL MANAGEMENT L.P.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Alliance Capital Management L.P. (the “Company”) on Form 10-Q for the period ending September 30, 2002 to be filed with the Securities and Exchange Commission on or about November 14, 2002 (the “Report”), I, Bruce W. Calvert, Chairman of the Board of Directors and Chief Executive Officer of Alliance Capital Management Corporation, general partner of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)          The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Bruce W. Calvert	Date:	November 11, 2002
Bruce W. Calvert
Chairman of the Board of Directors and Chief Executive Officer Alliance Capital Management Corporation